                                                   SCHEDULE A

------------------------------------------------------- -----------------------------------------------------
                CORE TRUST PORTFOLIOS                                       ADVISORY FEE

------------------------------------------------------- -----------------------------------------------------
Disciplined Growth Portfolio                            0.75
------------------------------------------------------- -----------------------------------------------------
Equity Income Portfolio                                 0.75
------------------------------------------------------- -----------------------------------------------------
Index Portfolio                                         0.15
------------------------------------------------------- -----------------------------------------------------
International Equity Portfolio                          1.00
------------------------------------------------------- -----------------------------------------------------
Large Cap Appreciation Portfolio                        0.70
------------------------------------------------------- -----------------------------------------------------
Large Cap Value Portfolio                               0.75
------------------------------------------------------- -----------------------------------------------------
Large Company Growth Portfolio                          0.75
------------------------------------------------------- -----------------------------------------------------
Managed Fixed Income Portfolio                          0.50
------------------------------------------------------- -----------------------------------------------------
Small Cap Basic Value Portfolio                         0.90
------------------------------------------------------- -----------------------------------------------------
Small Cap Index Portfolio                               0.25
------------------------------------------------------- -----------------------------------------------------
Small Cap Value Portfolio                               0.90
------------------------------------------------------- -----------------------------------------------------
Small Company Growth Portfolio                          0.90
------------------------------------------------------- -----------------------------------------------------
Small Company Value Portfolio                           0.90
------------------------------------------------------- -----------------------------------------------------
Stable Income Portfolio                                 0.50
------------------------------------------------------- -----------------------------------------------------
Strategic Value Bond Portfolio                          0.50
------------------------------------------------------- -----------------------------------------------------
Tactical Maturity Bond Portfolio                        0.50
------------------------------------------------------- -----------------------------------------------------


Approved by Board of  Trustees:  October 24, 2000,  March 1, 2001,  May 8, 2001,
November 27, 2001, May 7, 2002 and August 6, 2002.

Most Recent Annual Approval Date:  August 6, 2002.


The foregoing fee schedule is agreed to as of August 6, 2002 and shall remain in effect until changed in writing by the parties.

                                                          WELLS FARGO CORE TRUST

                                               By:/s/ C. DAVID MESSMAN
                                                  -----------------------------------------------------------
                                                  C. David Messman
                                                  Secretary


                                               WELLS FARGO FUNDS MANAGEMENT, LLC

                                               By:/s/ ANDREW OWEN
                                                  -----------------------------------------------------------
                                                  Andrew Owen
                                                  Vice President
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